A Leading Operator, Owner and Investor in Senior Living Investor Presentation – March 27, 2024

Forward-Looking Statements 2 This presentation contains forward-looking statements which are subject to certain risks and uncertainties that could cause our actual results and financial condition of Sonida Senior Living, Inc. (the “Company,” “we,” “our” or “us”) to differ materially from those indicated in the forward-looking statements, including, among others, the risks, uncertainties and factors set forth under “Item. 1A. Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the Securities and Exchange Commission (the “SEC”) on March 27, 2024, and also include the following: The Company’s ability to generate sufficient cash flows from operations, proceeds from equity issuances and debt financings and proceeds from the sale of assets to satisfy its short and long-term debt obligations and to fund the Company’s acquisitions and capital improvement projects to expand, redevelop and/or reposition its senior living communities; increases in market interest rates that increase the cost of certain of our debt obligations; increased competition for, or a shortage of, skilled workers, including due to general labor market conditions, along with wage pressures resulting from such increased competition, low unemployment levels, use of contract labor, minimum wage increases and/or changes in overtime laws; the Company’s ability to obtain additional capital on terms acceptable to it; the Company’s ability to extend or refinance its existing debt as such debt matures; the Company’s compliance with its debt agreements, including certain financial covenants, and the risk of cross-default in the event such non-compliance occurs; the Company’s ability to complete acquisitions and dispositions upon favorable terms or at all; the risk of oversupply and increased competition in the markets which the Company operates; the Company’s ability to improve and maintain controls over financial reporting and remediate the identified material weakness discussed in Item 9 of our Annual Report on Form 10-K; the cost and difficulty of complying with applicable licensure, legislative oversight or regulatory changes; risks associated with current global economic conditions and general economic factors such as inflation, the consumer price index, commodity costs, fuel and other energy costs, competition in the labor market, costs of salaries, wages, benefits and insurance, interest rates and tax rates; the impact from the potential emergence and effects of a future epidemic, pandemic, outbreak of infectious disease or other health crisis; and changes in accounting principles and interpretations. We caution you that the risks, uncertainties and other factors referenced above may not contain all of the risks, uncertainties and other factors that are important to you. In addition, we cannot assure you that we will realize the results, benefits or outcomes that we expect or anticipate or, even if substantially realized, that they will result in the consequences or affect us or our business in the way expected. For information about the Company, visit www.sonidaseniorliving.com.

Non-GAAP Financial Measures 3 This presentation contains financial measures: (1) Adjusted Operating Expenses, (2) Community Net Operating Income, (3) Community Net Operating Income Margin, (4) Adjusted Community Net Operating Income, (5) Adjusted Community Net Operating Income Margin, (6) Adjusted G&A Expense, (7) Revenue per Occupied Unit (RevPOR), (8) Revenue per Available Unit (RevPAR) and (9) Adjusted EBITDA, which are not calculated in accordance with U.S. Generally Accepted Accounting Principles ("GAAP"). Presentations of these non-GAAP financial measures are intended to aid investors in better understanding the factors and trends affecting the Company’s performance and liquidity. However, investors should not consider these non-GAAP financial measures as a substitute for financial measures determined in accordance with GAAP, including net income (loss), income (loss) from operations or net cash provided by (used in) operating activities. Investors are cautioned that amounts presented in accordance with the Company’s definitions of these non-GAAP financial measures may not be comparable to similar measures disclosed by other companies because not all companies calculate non-GAAP measures in the same manner. Investors are urged to review the reconciliations of these non-GAAP financial measures contained in the Company’s most recent earnings release from the most comparable financial measures determined in accordance with GAAP. Adjusted Operating Expenses, Community Net Operating Income, Community Net Operating Income Margin, Adjusted Community Net Operating Income and Adjusted Community Net Operating Income Margin or Operating Margin are non- GAAP performance measures for the Company’s consolidated owned portfolio of communities that the Company defines as net income (loss) excluding: general and administrative expenses, interest income, interest expense, other income/expense, provision for income taxes, settlement fees and expenses, revenue and operating expenses from the Company’s disposed properties; and further adjusted to exclude income/expense associated with non-cash, non- operational, transactional or organizational restructuring items that management does not consider as part of the Company’s underlying core operating performance and that management believes impact the comparability of performance between periods. For the periods presented herein, such other items include depreciation and amortization expense, gain(loss) on extinguishment of debt, gain(loss) on disposition of assets, long-lived asset impairment and loss on non- recurring settlements with third parties. Both Adjusted Community Net Operating Income and Adjusted Community Net Operating Income Margin exclude the impact from non-recurring state grant funds received. Adjusted G&A Expense excludes non-recurring expenses including: stock compensation expense, sold properties expense, transaction costs, conversion costs and other non-recurring costs. RevPAR, or average monthly revenue per available unit, is defined by the Company as resident revenue for the period, divided by the weighted average number of available units in the corresponding portfolio for the period, divided by the number of months in the period. RevPOR, or average monthly revenue per occupied unit, is defined by the Company as resident revenue for the period, divided by the weighted average number of occupied units in the corresponding portfolio for the period, divided by the number of months in the period. Same-store Weighted Average Occupancy and Same-store End of Period Spot Occupancy excludes occupancy from non-same-store communities acquired and divested in the presented periods. The Company believes that presentation of Adjusted Operating Expenses, Community Net Operating Income, Community Net Operating Income Margin, Adjusted Community Net Operating Income, Adjusted Community Net Operating Income Margin or Operating Margin and Adjusted G&A Expense as performance measures are useful to investors because (i) they are some of the metrics used by the Company’s management to evaluate the performance of our core portfolio of communities, to review the Company’s comparable historic and prospective core operating performance of the consolidated owned communities and to make day-to-day operating decisions; (ii) they provide an assessment of operational factors that management can impact in the short-term, namely revenues and the controllable cost structure of the organization, by eliminating items related to the Company’s financing and capital structure and other items that management does not consider as part of the Company’s underlying core operating performance and that management believes impact the comparability of performance between periods. Adjusted Operating Expenses, Net Operating Income, Community Net Operating Income Margin, Adjusted Community Net Operating Income, Adjusted Community Net Operating Income Margin or Operating Margin and Adjusted G&A Expense have material limitations as a performance measure, including: (i) excluded interest is necessary to operate the Company’s business under its current financing and capital structure; (ii) excluded depreciation, amortization and impairment charges may represent the wear and tear and/or reduction in value of the Company’s communities, and other assets and may be indicative of future needs for capital expenditures; and (iii) the Company may incur income/expense similar to those for which adjustments are made, such as gain/loss on sale of assets, facility lease termination, or debt extinguishment, non-cash stock-based compensation expense and transaction and other costs, and such income/expense may significantly affect the Company’s operating results. Adjusted EBITDA is a non-GAAP performance measure that the Company defines as net income (loss) excluding: depreciation and amortization expense, interest income, interest expense, other expense/income, provision for income taxes; and further adjusted to exclude income/expense associated with non-cash, non-operational, transactional or organizational restructuring items that management does not consider as part of the Company’s underlying core operating performance and impacts the comparability of performance between periods. For the periods presented herein, such other items include stock-based compensation expense, provision for bad debts, gain (loss) on extinguishment of debt, gain on sale of assets, long-lived asset impairment, casualty losses and transaction and conversion costs.

2023 Sonida Accomplishments 4 100% retention of regional leadership team in 2023 and expanded executive team with two newly created roles: Chief Clinical Officer and VP of Acquisitions and Business Development Reduced turnover across community leadership positions by 9% from 2022 RevPOR growth: 9.6% Occupancy growth: 160 bps NOI Margin growth: 520 bps Invested $15M+ into our communities throughout 2023, our business plan contemplates $20M+ of capex in 2024, including strategic ROI-based projects 400+ units currently under LOI, excluding the remainder of our current pipeline, and new management contracts with high near–term visibility Developed and utilized technology platforms that will facilitate labor reporting and related community- level action plans Operating Performance Improvement Capital Reinvestment Strategic Portfolio Growth Team Development and Stability Leveraging Technology to Enhance Operations

Power of “Operator-Owner-Investor” Model 5 Full control of operations Fully integrated and internal operating platform does not rely on third-party property management, unlike many other industry participants Unified team structure increases efficiencies and brings senior decision makers closer to assets Ability to implement fast-paced operational changes and drive market-by-market labor and purchasing efficiencies as a result of scale Value driven through continued industry recovery and company- specific operational improvements Portfolio recovery surpassing industry pace with occupancy above pre-pandemic levels Developed tools to better manage lead funnel, labor and resident care Enhanced resident experience with proprietary Joyful Living life enrichment, Magnolia Trails memory care and Grove Menu dining Growth through balance sheet investments and third-party management contracts Sonida marries capital allocation capabilities with operational excellence. Recent restructuring experience informs creative capital stack solutions for distressed sellers and operating expertise gives Company comfort in acquiring assets requiring significant operational turnarounds Strategic acquisitions to be focused in existing and comparable markets which will create operating efficiencies Growth of management contracts with third-party owners allow Sonida to leverage its full suite of operational capabilities and enhance ROIC with asset-light earnings growth Sonida is uniquely positioned to aggressively invest in a dislocated Seniors’ landscape

Cost Structure and Liquidity Accomplishments 6(1) Adjusted G&A expense excludes non-recurring expenses: stock-based compensation, sold properties expense, transaction costs, conversion costs, and other non-recurring costs. (2) Total Revenue includes Resident Revenue and Management Fees. 56 of 60 community loans successfully modified/restructured, resulting in $52M+ in cash savings over the revised loan maturities and overall reduction in Company debt by $55M Adjusted G&A Expense(1) vs Total Revenue(2) decreased 130 bps YoY from 11.8% to 10.5% February 2024 private placement raise of $47.75M with $25M available for potential acquisitions and working capital after the purchase of the Protective Discounted Debt (see slide 9) Sale of one non-core community (Shaker Heights) for $1M Sale of three unencumbered land parcels for $0.9M in proceeds (3rd parcel closed in January 2024) Based on the overall financial health of the Company, the historical ‘Going Concern’ language has been removed in the 2023 financial statements Lower G&A Profile Equity Infusion Non-Core Asset Sales Loan Right-Sizing Corporate Governance

23% 20% 18% 10% 29% Texas Ohio Wisconsin Indiana Other 10% 90% Medicaid Private Pay 71 Communities 61 Owned 10 Managed ~8,000 Resident Capacity 3,900+ Employees 85.9% Q4 2023 Weighted Average Occupancy for Owned Communities(1) Leading Operator of Senior Housing and Services 7 71 Communities Resident Revenue by State (1) Balanced Unit Mix Supports Target Market Profile Attractive Private Pay Revenue Mix (1) 15+ Communities 5 - 14 Communities < 5 Communities 7,011 Units 18 States OwnedManaged Data as of December 31, 2023. (1) Data presented for the Company’s 61 owned communities. 13% - 684 Units 40% - 2,284 Units 47% - 2,801 Units Assisted Living Independent Living Memory Care 12% - 830 Units 42% - 2,920 Units 46% - 3,261 Units Assisted Living Independent Living Memory Care Owned Portfolio Total Portfolio

2023 Operating Highlights 8 RevPOR excluding state grants Up 8.8% YoY and 0.3% QoQ YoY Q4 Resident Revenue Increased 11.2% Adjusted Community NOI(1) Up 36.8% YoY and 14.4% QoQ (1) Adjusted Community NOI is a non-GAAP measure and does not include non-recurring state grant revenue earned and received throughout the period. Eleven Consecutive Quarters of Revenue Growth Operating Margin(1) Up 520 bps YoY and 260 bps QoQ

2023 Financial Comparisons – Owned Communities 9 In millions, except RevPAR and RevPOR 2023 2022 Y-O-Y Change (%) Q4 2023(5) Annualized 84.6% 83.0% 160 bps 85.9% $3,361 $3,019 11.3% $3,470 $3,988 $3,640 9.6% $4,042 $232.0 $208.7 11.2% $237.4 $174.1 $167.3 4.1% $172.4 $57.9 $41.4 40.6% $65.0 25.0% 19.8% 520 bps 27.4% $55.0 $40.2 36.8% $65.0 24.0% 19.4% 460 bps 27.4% (1) Amounts are not calculated in accordance with GAAP. See page 3 for the Company’s disclosure regarding non-GAAP financial measures. (2) Includes non-recurring state grant revenue earned and received of $2.9M in 2023 and $1.2M in 2022. (3) Adjusted Operating Expenses exclude professional fees, settlement expense, non-income tax, non-property tax, casualty gains and losses, operating expense for non-continuing communities and other expenses (corporate operating expenses not allocated to the communities). (4) Excludes non-recurring state grant revenue earned and received of $2.9M in 2023 and $1.2M in 2022. (5) Q4 2023 annualized, where applicable. Adjusted Community NOI Margin increased 460bps from 19.4% in 2022 to 24.0% in 2023

Debt and Equity Highlights 10 Debt - 56 of 60 Loans Restructured 37 Fannie Mae loans resulting in over $39M in savings, with maturities extended to December 2026 or beyond Ally Bank granted Sonida a waiver of its contractual $13M minimum liquidity requirement for 18 months Purchased $77.4M of outstanding indebtedness on Protective Life 7 communities for $40.2M, representing a discount of 48% Equity - Continuing Investor Support Received $13.5M from Conversant Capital, of which $3.5M remains available through December 2024 Completed private placement offering to raise $47.75M in equity with $25M earmarked for growth capital (closed February 2024)

Protective Discounted Debt Purchase 11 Completed deal to purchase 7 loans from Protective Life in February 2024  Purchased $77.4M worth of loans (including accrued interest) on 7 communities for $40.2M, representing a 48% discount  Raised $47.75M of equity through private placement offering to fund purchase price and provide working capital  Ally provided $24.8M financing on 6 communities to facilitate the purchase (leaving one property unencumbered)  Financing completed through expansion of existing term loan (interest-only variable rate fully capped at 2.25%)  Terminal maturity extended to March 2027 from November 2025 (weighted average basis)

2023 Debt – Overview 12  Weighted average maturities extended 1+ year to September 2027  Total cost of debt post restructuring is 4.6% and 5.0% in 2024 and 2025, respectively  Total FNMA debt service decreases $15.5M and $8.9M in the first and second year following the debt restructuring, respectively  Realized annual debt service savings of $3.2M (net of cap costs) on Protective Debt  Strengthened relationships with institutional lending groups Focused Debt Restructuring – Key Points

84 .4% 75 .5% 78 .1% 81 .0% 81 .3% 82 .3% 83 .2% 83 .7% 84 .2% 84 .2% 84 .2% 85 .0% 85 .9% 84 .0% 76 .7% 79 .7% 82 .2% 82 .2% 83 .5% 84 .2% 84 .9% 85 .0% 85 .0% 85 .4% 86 .9% 86 .4 % Q4 '19 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1' 23 Q2' 23 Q3' 23 Q4' 23 Weighted Average Occupancy End of Period Spot Occupancy 11 Consecutive Quarters of Occupancy Growth (Same-Store) 13 Pandemic occupancy low pointPre-pandemic Data presented for the Company’s 60 same-store owned communities.

2023 Revenue Highlights 14 Assisted Living Level of Care “LoC” Program Impact • Simplified 4 level system with clear requirements • New monitoring tools implemented to reinforce timely LoC reviews based on company and state-specific requirements • Leveraged new monitoring technology to facilitate more accurate resident assessments Resident Rent Rate Changes (1) • Q4 2023 was 10.2% higher than Q4 2022 YOY and 0.4% higher than Q3 2023 sequentially • Positive rate growth in all 4 quarters of 2023 and 7 of the prior 8 quarters sequentially (1) Includes Private Pay and Medicaid rent only. 2023 Resident rent rates(1) increased $282 or 8.3% YoY compared to 2022 Releasing spreads on comparable new leases are at a 4-year high of 4.1% 99% of Current Residents Converted 15.7% YoY % Increase of LoC Revenue $1.9M YoY $ Increase of LoC Revenue

Revenue Growth Continues to Outpace Labor Costs 15 Labor(1) Costs Trend as a Percent of Revenue(2) (1) Represents 62 Owned Communities (inclusive of Shaker Heights through its 8/4/2023 sale); excludes benefits. (2) Amounts calculated as a percentage of revenues exclude non-recurring state grants in all periods. • Q4 2023 labor(1) costs as a percent of revenue(2) were 45.2%, marking 4 consecutive quarters of stabilized labor costs at approximately 46.0% of revenue • 2023 labor(1) costs as a percentage of revenue(2) are down 180 basis points compared to 2022: • 2023 contract labor decreased $5.7M compared to 2022

Non-Labor Operating Cost Holding Steady 16 Total Operating Expense Excluding Labor(1) Costs Trend (1) Represents 62 Owned Communities (inclusive of Shaker Heights through its 8/4/2023 sale); amounts calculated as a percentage of revenues exclude non-recurring state grants in all periods. • As a percentage of revenue, Q4 2023 expense was 525 basis points lower than the previous 8-quarter average • Non-recurring credits to system allocations ($0.5M) and real estate taxes ($0.7M) are driving a significant portion of the benefit and are not expected to run rate forward • Food costs per financial occupied day for 2023 decreased 5.2% compared to 2022 • 2023 utility cost as a percent of revenue is down 66 basis points compared to 2022 • 2023 real estate tax cost as a percent of revenue is down 93 basis points compared to 2022

Debt Structure as of December 31, 2023 and Pro-forma(1) 17 Fixed Rate 69.1% Protective Life Non-Compliant Fixed Rate 8.8% Variable Rate 21.7% Insurance and Other 0.4% Effective weighted average interest rate As of December 31, 2023 ($ in millions) Fixed Rate $ 437.2 Protective Life Non-Compliant Fixed Rate(2) 55.8 Variable Rate (fully hedged) 137.3 Insurance and Other 3.5 Total Notes Payable $ 633.8 Pro-forma February 2, 2024 ($ in millions) Fixed Rate $ 418.6 Variable Rate (fully hedged) 162.1 Insurance and Other 2.7 Total Notes Payable $ 583.4 Fixed Rate 71.8% Variable Rate 27.8% Insurance and Other 0.4% Effective weighted average interest rate (1) On Feb 2, 2024, the Company purchased $77.4M of indebtedness (including accrued interest) on 7 Protective Life communities for $40.2M. total and concurrently financed the purchase with an additional $24.8M as part of the Ally Bank Term Loam. (2) Represents three community mortgages (not crossed with the remaining four Protective Life mortgages) that were not in compliance with their loan agreements as a result of the Company’s discontinuation of debt service payments in February 2023.

Industry Observations 18Data sourced from NIC “Senior Housing & Care Industry Update” presentation on March 5, 2024. Rent Increase Average asking rent up 5.0% from prior year Sonida budgeted asking rent above industry average Demand & Occupancy Strengthens New inventory being absorbed at high levels Occupancy gains for 10th consecutive quarter Slowdown in New Supply Inventory growth at lowest level in a decade Continued low levels of new construction Social Security Increases For the nation’s 71 million recipients, social security will increase 3.2% in 2024 The social security increase will raise the average monthly check $94 Accelerating M&A Environment Enhanced pressure on lenders and owner/operators to solve capital structure challenges Strongest operators rewarded with consolidation opportunities

Growth in 2024 and Beyond Continued industry recovery driven by lack of new supply, high construction costs and robust demand to drive occupancy and rate growth Company specific operational improvements led by new management initiatives (labor, sales efficiency, rate optimization, length of stay, Group Purchasing Organization (GPO) utilization, etc.) to drive further margin improvement Ability to scale G&A at the corporate level and within existing geographies that is right-sized for a company approximately 2x larger Significant acquisition opportunities tied to limited capital availability across the sector; banks, private equity sponsors, management companies all represent current target relationships Key 2024 and future growth drivers 19 Sonida is poised to capitalize on significant value creation in its existing portfolio and through new acquisitions

Investment Profile – Where do we focus? 20 Business Model Priority IL/AL/MC Market Demographic and Competitor Profile Cash Flow Profile Run Rate / Stabilized Geographic Overlay Political and Economic Climate Asset Quality Consideration Community profile for new acquisitions and joint ventures 2 or 3 care types, or as complements our existing market Balance of higher- margin IL and need- based AL/MC Growing market demand and 75+ population Limited competition and pipeline Target upper-middle market Fill-up or distressed communities require over-funded reserves 27%+ NOI Margin and 1.45x+ DS coverage at stabilization Existing footprint Primary / secondary markets Target Midwest, South, and Southeast “Friendly” regulatory environment Built after 2010 Opportunity to improve quality of portfolio at low basis

Sourcing Channels and Strategy 21 Sonida Investment Sources Existing Lending Relationships Other Lenders and BK Receivers Third-Party Owners and Developers Institutional Investors Other Management Companies Brokers and Debt Advisors Boots on the Ground Opportunistic Environment • Cash flowing with capital structure issues • Near-term maturities • Inexperienced owner/operator • Special services for default assets • Underperforming but good physical quality assets

Opportunistic Investment Platform Built on Operational Excellence 22 Balance Sheet Acquisitions  Traditional owner/operator model  Underperforming assets with distressed capitalization  Newer assets  Single assets in existing portfolio footprint or larger strategic portfolios  Distressed lender pipeline  Near-term maturities / poor LTVs  Seller-financed or low leverage  Turn-around assets require over- capitalization for working capital  Many off-market, relationship-based opportunities  Attractive assumable debt opportunities but mostly debt- market constrained Joint Ventures  Capital stack refresh with future value recovery/creation  Recapitalize/paydown debt  Newer assets  Portfolio opportunities  Promote structure allows Sonida to earn additional returns on equity with strong operating performance  Aligns Sonida capital with additional sponsors to scale real estate ownership and deliver growth and management fee income Management Contracts  Under-performing assets  Lenders, REITS, funds, and management transition  Strategic, programmatic relationships  Limited or no equity required  Marginal incremental G&A required  Management incentive fee structure for alignment  Expanded density and scalability in existing Sonida MSAs Key Considerations For Sonida Profile

Supplemental Investor Information Q4 2023

2 Table of Contents Forward Looking Statements Disclosure3 Non-GAAP Financial Measures4 Financial Overview5 Community NOI6 Net Income (Loss) Walk Forward7 Adjusted EBITDA Walk Forward8 Capitalization – YE 20249 Capitalization – Pro-forma10 Geographical Breakdown11 Financial and Key Metrics12 Market Fundamentals13

Forward-Looking Statements 3 This presentation contains forward-looking statements which are subject to certain risks and uncertainties that could cause our actual results and financial condition of Sonida Senior Living, Inc. (the “Company,” “we,” “our” or “us”) to differ materially from those indicated in the forward-looking statements, including, among others, the risks, uncertainties and factors set forth under “Item. 1A. Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the Securities and Exchange Commission (the “SEC”) on March 27, 2024, and also include the following: The Company’s ability to generate sufficient cash flows from operations, proceeds from equity issuances and debt financings, and proceeds from the sale of assets to satisfy its short and long-term debt obligations and to fund the Company’s acquisitions and capital improvement projects to expand, redevelop, and/or reposition its senior living communities; increases in market interest rates that increase the cost of certain of our debt obligations; increased competition for, or a shortage of, skilled workers, including due to general labor market conditions, along with wage pressures resulting from such increased competition, low unemployment levels, use of contract labor, minimum wage increases and/or changes in overtime laws; the Company’s ability to obtain additional capital on terms acceptable to it; the Company’s ability to extend or refinance its existing debt as such debt matures; the Company’s compliance with its debt agreements, including certain financial covenants, and the risk of cross-default in the event such non-compliance occurs; the Company’s ability to complete acquisitions and dispositions upon favorable terms or at all; the risk of oversupply and increased competition in the markets which the Company operates; the Company’s ability to improve and maintain controls over financial reporting and remediate the identified material weakness discussed in Item 9 of our Annual Report on Form 10-K; the cost and difficulty of complying with applicable licensure, legislative oversight, or regulatory changes; risks associated with current global economic conditions and general economic factors such as inflation, the consumer price index, commodity costs, fuel and other energy costs, competition in the labor market, costs of salaries, wages, benefits, and insurance, interest rates, and tax rates; the impact from the potential emergence and effects of a future epidemic, pandemic, outbreak of infectious disease or other health crisis; and changes in accounting principles and interpretations. We caution you that the risks, uncertainties and other factors referenced above may not contain all of the risks, uncertainties and other factors that are important to you. In addition, we cannot assure you that we will realize the results, benefits or outcomes that we expect or anticipate or, even if substantially realized, that they will result in the consequences or affect us or our business in the way expected. For information about the Company, visit www.sonidaseniorliving.com.

Non-GAAP Financial Measures 4 This presentation contains financial measures: (1) Adjusted Operating Expenses, (2) Community Net Operating Income, (3) Community Net Operating Income Margin, (4) Adjusted Community Net Operating Income, (5) Adjusted Community Net Operating Income Margin, (6) Adjusted G&A Expense, (7) Revenue per Occupied Unit (RevPOR), (8) Revenue per Available Unit (RevPAR) and (9) Adjusted EBITDA, which are not calculated in accordance with U.S. Generally Accepted Accounting Principles ("GAAP"). Presentations of these non-GAAP financial measures are intended to aid investors in better understanding the factors and trends affecting the Company’s performance and liquidity. However, investors should not consider these non-GAAP financial measures as a substitute for financial measures determined in accordance with GAAP, including net income (loss), income (loss) from operations or net cash provided by (used in) operating activities. Investors are cautioned that amounts presented in accordance with the Company’s definitions of these non-GAAP financial measures may not be comparable to similar measures disclosed by other companies because not all companies calculate non-GAAP measures in the same manner. Investors are urged to review the reconciliations of these non-GAAP financial measures contained in the Company’s most recent earnings release from the most comparable financial measures determined in accordance with GAAP. Adjusted Operating Expenses, Community Net Operating Income, Community Net Operating Income Margin, Adjusted Community Net Operating Income and Adjusted Community Net Operating Income Margin or Operating Margin are non- GAAP performance measures for the Company’s consolidated owned portfolio of communities that the Company defines as net income (loss) excluding: general and administrative expenses, interest income, interest expense, other income/expense, provision for income taxes, settlement fees and expenses, revenue and operating expenses from the Company’s disposed properties; and further adjusted to exclude income/expense associated with non-cash, non- operational, transactional or organizational restructuring items that management does not consider as part of the Company’s underlying core operating performance and that management believes impact the comparability of performance between periods. For the periods presented herein, such other items include depreciation and amortization expense, gain(loss) on extinguishment of debt, gain(loss) on disposition of assets, long-lived asset impairment and loss on non- recurring settlements with third parties. Both Adjusted Community Net Operating Income and Adjusted Community Net Operating Income Margin exclude the impact from non-recurring state grant funds received. Adjusted G&A Expense excludes non-recurring expenses including: stock compensation expense, sold properties expense, transaction costs, conversion costs and other non-recurring costs. RevPAR, or average monthly revenue per available unit, is defined by the Company as resident revenue for the period, divided by the weighted average number of available units in the corresponding portfolio for the period, divided by the number of months in the period. RevPOR, or average monthly revenue per occupied unit, is defined by the Company as resident revenue for the period, divided by the weighted average number of occupied units in the corresponding portfolio for the period, divided by the number of months in the period. Same-store Weighted Average Occupancy and Same-store End of Period Spot Occupancy excludes occupancy from non-same-store communities acquired and divested in the presented periods. The Company believes that presentation of Adjusted Operating Expenses, Community Net Operating Income, Community Net Operating Income Margin, Adjusted Community Net Operating Income, Adjusted Community Net Operating Income Margin or Operating Margin and Adjusted G&A Expense as performance measures are useful to investors because (i) they are some of the metrics used by the Company’s management to evaluate the performance of our core portfolio of communities, to review the Company’s comparable historic and prospective core operating performance of the consolidated owned communities and to make day-to-day operating decisions; (ii) they provide an assessment of operational factors that management can impact in the short-term, namely revenues and the controllable cost structure of the organization, by eliminating items related to the Company’s financing and capital structure and other items that management does not consider as part of the Company’s underlying core operating performance and that management believes impact the comparability of performance between periods. Adjusted Operating Expenses, Net Operating Income, Community Net Operating Income Margin, Adjusted Community Net Operating Income, Adjusted Community Net Operating Income Margin or Operating Margin and Adjusted G&A Expense have material limitations as a performance measure, including: (i) excluded interest is necessary to operate the Company’s business under its current financing and capital structure; (ii) excluded depreciation, amortization and impairment charges may represent the wear and tear and/or reduction in value of the Company’s communities, and other assets and may be indicative of future needs for capital expenditures; and (iii) the Company may incur income/expense similar to those for which adjustments are made, such as gain/loss on sale of assets, facility lease termination, or debt extinguishment, non-cash stock-based compensation expense and transaction and other costs, and such income/expense may significantly affect the Company’s operating results. Adjusted EBITDA is a non-GAAP performance measure that the Company defines as net income (loss) excluding: depreciation and amortization expense, interest income, interest expense, other expense/income, provision for income taxes; and further adjusted to exclude income/expense associated with non-cash, non-operational, transactional or organizational restructuring items that management does not consider as part of the Company’s underlying core operating performance and impacts the comparability of performance between periods. For the periods presented herein, such other items include stock-based compensation expense, provision for bad debts, gain (loss) on extinguishment of debt, gain on sale of assets, long-lived asset impairment, casualty losses and transaction and conversion costs.

Financial Overview – Owned Communities 5 Note: Dollars in 000s. Numbers may vary due to rounding. Amounts derived from 2022 10-K as filed; nominal adjustments were made to conform 2022 actuals to 2023 presentation in the 2023 Form 10-K (1) Resident Revenue, Community NOI, Community NOI Margin %, Net Income (loss), Adjusted EBITDA, REVPOR and REVPAR include the impact of non-recurring state grants earned and received in the period, as follows: Q1 2022: $0.7M, Q2 2022: $0.5M, Q1 2023: $2.0M, Q2 2023: $0.4M and Q3 2023: $0.5M.

6 Note: Dollars in 000s. Numbers may vary due to rounding. Amounts derived from 2022 10-K as filed; nominal adjustments were made to conform 2022 actuals to 2023 presentation in the 2023 Form 10-K. (1) Includes Second Person and Level of Care fees. (2) Community NOI and Other Income include the impact of non-recurring state grants earned and received in the period. (3) Includes benefits, overtime, payroll taxes and related labor costs, excluding contract labor. (4) Adjusted Operating Expense excludes professional fees, settlement expense, non-income tax, non-property tax, casualty gains and losses, operating expense for non-continuing communities and other expenses. Community NOI – Owned Communities

Net Income (Loss) Walk Forward 7 Note: Dollars in 000s. Numbers may vary due to rounding. Amounts derived from 2022 10-K as filed; nominal adjustments were made to conform 2022 actuals to 2023 presentation in the 2023 Form 10-K (1) Amounts are not calculated in accordance with GAAP. See page 4 for the Company’s disclosure regarding non-GAAP financial measures. (2) Non-Operating Expenses include professional fees, settlement expense, non-income tax, non-property tax, casualty gains and losses, operating expense for non-continuing communities and other expenses.

Adjusted EBITDA Walk Forward 8 Note: Dollars in 000s. Numbers may vary due to rounding. Amounts derived from 2022 10-K as filed; nominal adjustments were made to conform 2022 actuals to 2023 presentation in the 2023 Form 10-K (1) Casualty losses relate to non-recurring insured claims for unexpected events. (2) Transaction and conversion costs relate to legal and professional fees incurred for transactions, restructure projects or related projects. (3) COVID-19 expenses are expenses for supplies and personal protective equipment, testing of the Company’s residents and employees, labor and specialized disinfecting and cleaning services.

Capitalization as of December 31, 2023 9 Note: Dollars in 000s except for share price, share count, and strike price. Numbers may vary due to rounding. (1) Weighted average interest rate (2) Variable exposure is synthetically limited with interest rate caps on all debt. Rates reflect all- in interest rate. (3) Includes unrestricted and restricted cash. (4) Assumes Company exercises its option to extend Ally Term Loan maturity by 12 months. (5) Represents the Company’s 61 same store owned communities, exclusive of Insurance and Other Common Equity (10.6%) Preferred Equity (6.5%) Net Debt (82.9%) Components of Total Capital

Capitalization – Pro-forma(1) 10 Note: Dollars in 000s except for share price, share count, and strike price. Numbers may vary due to rounding. (1) Balances reflect private placement raise, Protective Life loan purchase and are as of Feb 2, 2024 unless otherwise stated (2) Weighted average interest rate (3) Variable exposure is synthetically limited with interest rate caps on all debt. Rates reflect all- in interest rate. (4) Includes unrestricted and restricted cash balance as of January 31, 2024 plus the proceeds from the private placement raise funded in February and March 2024, net of amounts used to purchase the Protective Life loans (5) Assumes Company exercises its option to extend Ally Term Loan maturity by 12 months. (6) Share price as of March 25, 2024. (7) Represents the Company’s 61 same store owned communities, exclusive of Insurance and Other Common Equity (41.1%) Preferred Equity (4.9%) Net Debt (54.0%) Components of Total Capital

Geographical Breakdown – Owned Communities 11 South/Southwest 18 Communities Midwest 35 Communities East 8 Communities (1) Data based on Q4 2023 average and excludes the Shaker Heights community, which was sold in August of 2023.

T3M: Financial and Key Metrics – Owned Communities 12 Note: Dollars in 000s. Numbers may vary due to rounding. Financial data presented is December 2023 trailing 3-month results. (1) Includes Second Person Fees and Level of care fees. (2) Revenue includes non-recurring state grant revenue. (3) Adjusted Operating Expense excludes professional fees, settlement expense, non-income tax, non-property tax, casualty gains and losses, operating expense for non-continuing communities and other expenses. (4) Includes benefits, overtime, payroll taxes and related labor costs, excluding contract labor.

Market Fundamentals 13 Note: Dollars in 000s. Numbers may vary due to rounding. (1) Based on a 5-mile radius from Sonida community. (2) Adult child reflects population between the ages of 45-64. (3) Amounts are not calculated in accordance with GAAP. See page 4 for the Company’s disclosure regarding non-GAAP financial measures. (4) Includes independent living, assisted living, and memory care units in stand-alone and continuum communities. (5) 140 Metropolitan Statistical Areas ("MSA") across the country are classified by NIC MAP Vision into three market classes based on the Total Population. Largest of these markets are the Primary Markets, where NIC MAP has been tracking data since 4Q2005. These are sometimes referred to as the MAP31 as there are 31 of these markets. The next largest are the Secondary Markets, where NIC MAP has been tracking data since 1Q2008. These markets are the next 68 largest markets. Finally, Additional Markets are 41 markets located in close proximity to the 99 Primary and Secondary Markets and help to fill gaps between these Primary and Secondary Markets. NIC MAP has tracked data in Additional Markets since 1Q2015. Primary Markets (28%) Secondary Markets (38%) Tertiary Markets (34%) Market Type Classification(5) Source: Sonida portfolio data presented on 61 owned assets as of Q4 2023. NIC MAP Vision as of February 29, 2024. Demographics data is as of February 29, 2024. NIC MAP Vision Seniors Housing Inventory data is current as of the 1Q2024 Market Fundamentals update.